REPAY Q2 21 Earnings Supplement August 2021 Exhibit 99.2

Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s updated 2021 outlook, anticipated benefits from the BillingTree and Kontrol Payables acquisitions, the effects of the COVID-19 pandemic, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, as amended, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of the BillingTree or its other recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s customers; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this prospectus. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures  This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities, share-based compensation charges, transaction expenses, employee recruiting costs, other taxes, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities, share-based compensation expense, transaction expenses, employee recruiting costs, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. REPAY believes that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA and Adjusted Net Income are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA and Adjusted Net Income, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted Net Income alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Disclaimer

Section 1: Financial Update

Financial Highlights Q2 2021 (Represents Y-o-Y Growth) Gross Profit is defined as Revenue less Cost of Services

Financial Update – Q2 2021 ($MM) Gross Profit (1) Adjusted EBITDA Card Payment Volume 76% 74% % Margin 44% 42% % Margin 28% 29% 26% Gross Profit is defined as Revenue less Cost of Services

Focused on Maintaining Significant Liquidity Preserve liquidity and profitability through: Focusing on high priority hiring Limiting discretionary expenses Negotiations with vendors Significant cash raised from concurrent convertible notes and follow-on equity offerings Business continues to show high cash flow conversion Continued investments in organic and inorganic growth Strong Liquidity Position as of June 30, 2021 Committed to Prudently Managing Leverage Proceeds from concurrent convertible notes and follow-on equity offerings used to refinance existing term loan No interest payments, no principal due until maturity in 2026 (if not converted) $275 million was paid as cash consideration as part of the acquisition of BillingTree $8 million was paid for the acquisition of Kontrol Payables $125 million revolver facility provides flexibility for further acquisitions Secured net leverage covenant is 2.00x (definitionally excludes convertible notes balance) Liquidity Leverage Based on pro forma contribution of cPayPlus, CPS Payments, BillingTree and Kontrol Payables for the LTM June period

Section 2: Strategy & Outlook

Multiple Levers to Continue to Drive Growth Repay’s Leading Platform & Attractive Market Opportunity Position It To Build On Its Record Of Robust Growth & Profitability Majority of growth derived from further penetration of existing client base

Executing on Growth Plan

REPAY

** Denotes new relationship added Q2 '21 and beyond*

EXPANDING EXISTING BUSINESS

Added new customers via direct salesforce across all verticals

- Further expansion in Canada, **live with Fairstone, the largest non-bank lender in the country**
- Ended Q2 with 180+ total credit union customers, which represents approximately **2 million collective members**
- Recently won **large new clearing and settlement processing customer at TriSource: Woodforest National Bank**

209 Software Partner Relationships[1], including:

B2B Healthcare

SRHO THE NATIONAL ASSOCIATION; VBA

Loan Repayment / ARM

PROVANA; meridianlink *

B2B Virtual Card / AP Automation

billtrust; CDK Global

Mortgage Servicing

EllieMae; BLACK KNIGHT

BROADENING ADDRESSABLE MARKET AND SOLUTIONS

- **Expanded TAM to ~$5.3 trillion[2]** through strategic M&A, including our acquisition of BillingTree
- Continued to grow existing relationships and add new names to our **Buy Now Pay Later** pipeline
- Completed concurrent common stock and convertible notes offerings in Q1, as well as closed a new revolving credit facility –providing the Company with **ample liquidity of $245 million** to pursue deals
- Engaged 26+ software developers thus far in 2021 through relationship with Protego to **enhance and accelerate new product and research & development capabilities**

1) As of June 30, 2021; certain logos added post this date
2) Third-party research and management estimates

REPAY Realtime Electronic Payments

8

REPAY's Growing B2B Payments Business

REPAY

Combined AR and AP automation solution provides a compelling value proposition to clients

Merchant Acquiring	AP Automation
APS Payments (A REPAY Company)	ventanex (Healthcare Portion); cPayPlus; CPS Payment Services; kontrol (A REPAY Company)

$3.4Tn Total Addressable Market[1]	**15+** Vertical End Markets	**~$4.5Bn** Annualized Payment Volume[2]
3,300+ Clients	**~92,000** Electronic Payments-Enabled Supplier Network	**~80** Integrated Software Partners

1) Third-party research and management estimates
2) Volume includes merchant acquiring credit and debit card, virtual card, and enhanced ACH

REPAY

9

FY 2021 Updated Outlook Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2021 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. FY 2021 This range assumes an increased outlook for the combined business with BillingTree and Kontrol Payables contribution

Section 3: Appendix

Q2 2021 Financial Update Gross Profit is defined as Total Revenue less Cost of Services SG&A includes expense associated with the change in fair value of tax receivable liability, change in fair value of contingent consideration, change in fair value of warrant liabilities, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 13 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 14 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation For the three months ended June 30, 2021, reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge in July 2019 (the “Business Combination”), and customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree and Kontrol Payables. . For the three months ended June 30, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisitions of TriSource Solutions, APS Payments, and Ventanex. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See Slide 15 for an analysis of our amortization expenses. Reflects the mark-to-market fair value adjustments of the warrant liabilities. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, totaling $5,505,490 in the three months ended June 30, 2021, and $5,475,000 in the three months ended June 30, 2020. Primarily consists of (i) during the three months ended June 30, 2021, professional service fees and other costs incurred in connection with the acquisitions of cPayPlus, CPS Payments, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings and (ii) during the three months ended June 30, 2020, professional service fees and other costs incurred in connection with the acquisition of Ventanex, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions and APS Payments. Represents payments made to third-party recruiters in connection with a significant expansion of REPAY’s personnel, which REPAY expects will become more moderate in subsequent periods. Reflects franchise taxes and other non-income based taxes. Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three months ended June 30, 2021 and 2020. For the three months ended June 30, 2021 and the three months ended June 30, 2020 reflects extraordinary refunds to customers and other payments related to COVID-19. Additionally, in the three months ended June 30, 2021 reflects non-cash rent expense, and in the three months ended June 30, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company. Does not include adjustment for incremental depreciation and amortization recorded due to fair-value adjustments under ASC 805.

Adjusted Net Income Reconciliation

REPAY

Adjusted Net Income Reconciliation		
($MM)	**Q2 2021**	**Q2 2020[12]**
Net Income (Loss)	**($13.4)**	**($83.2)**
Amortization of Acquisition-Related Intangibles[1]	17.3	13.8
Non-cash change in fair value of warrant liabilities[2]	-	66.7
Non-cash change in fair value of contingent consideration[3]	(1.2)	0.7
Non-cash change in fair value of assets and liabilities[4]	4.4	10.0
Share-based compensation expense[5]	5.5	5.5
Transaction expenses[6]	7.0	1.6
Employee recruiting costs[7]	0.0	0.1
Restructuring and other strategic initiative costs[8]	0.9	0.1
Other non-recurring charges[9]	0.3	0.2
Non-cash interest expense[10]	0.8	-
Pro forma taxes at effective rate[11]	(7.7)	(4.4)
Adjusted Net Income	**$14.0**	**$11.1**

1) For the three months ended June 30, 2021, reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree and Kontrol Payables. For the three months ended June 30, 2020 reflects amortization of customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC's acquisitions of TriSource Solutions, APS Payments, and Ventanex. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See Slide 15 for an analysis of our amortization expenses.
2) Reflects the mark-to-market fair value adjustments of the warrant liabilities.
3) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
4) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
5) Represents compensation expense associated with equity compensation plans, totaling $5,505,490 in the three months ended June 30, 2021, and $5,475,000 in the three months ended June 30, 2020.
6) Primarily consists of (i) during the three months ended June 30, 2021, professional service fees and other costs incurred in connection with the acquisitions of cPayPlus, CPS Payments, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings and (ii) during the three months ended June 30, 2020, professional service fees and other costs incurred in connection with the acquisition of Ventanex, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions and APS Payments.
7) Represents payments made to third-party recruiters in connection with a significant expansion of REPAY's personnel, which REPAY expects will become more moderate in subsequent periods.
8) Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three months ended June 30, 2021 and 2020.
9) For the three months ended June 30, 2021 and the three months ended June 30, 2020 reflects extraordinary refunds to customers and other payments related to COVID-19. Additionally, in the three months ended June 30, 2021 reflects non-cash rent expense, and in the three months ended June 30, 2020, reflects expenses incurred related to one-time accounting system and compensation plan implementation related to becoming a public company.
10) Represents non-cash deferred debt issuance costs.
11) Represents pro forma income tax adjustment effect associated with items adjusted above.
12) Does not include adjustment for incremental depreciation and amortization recorded due to fair-value adjustments under ASC 805.

REPAY
Realtime Electronic Payments
14

Depreciation and Amortization Detail Note: Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income on slide 14). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles. Depreciation and Amortization